Exhibit 10.16

[CATOCA]

Catoca Mining Company, Ltd

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CONTRACT FOR SUPPLY AND CONSTRUCTION OF HOUSES AT THE NEW VILLAGE

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

CONTENTS

ARTICLES:

1.

CONTRACT OBJECTIVE

2.

TERM OF THE CONTRACT

3.

WARRANTIES

4.

OBLIGATION OF THE CONTRACTOR

5.

OBLIGATION OF THE CUSTOMER

6.

PRICE AND TOAL VALUE OF THE CONTRACT

7.

TERMS OF PAYMENT

8.

TERMS AND TIME OF DELIVERY

9.

DURATION OF WORK

10.

PENALTIES

11.

CONFIDENTIALITY

12.

INSURANCE

13.

RESCISSION

14.

CONTRACT DOCUMENTATION

15.

DISSSOLUTION

16.

TERMINATION

17.

FORCE MAJEURE

18.

ARBITRATION

19.

CONTRACT LANGUAGE

20.

ENTRY INTO FORCE

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

CONTRACT FOR SUPPLY AND CONSTRUCTION OF HOUSES AT THE NEW VILLAGE __________________________________________

SMC – (             )

SOCIEDADE MINEIRA DE CATOCA LDA., Taxpayer No 5410002628, with corporate headquarters at Talatona S/N, Sector Talatona, Luanda Sul, Luanda – Angola, herein represented by its General Director JOSÉ MANUEL AUGUSTO GANGA JÚNIOR and by its Finance Director DAVID MISHAL, hereinafter referred to as the CUSTOMER, and MILLENNIUM GROUP WORLDWIDE, INC., Registered no. USA TIN 82-0540176, with corporate headquarters at   2825 N. 10th St., Saint Augustine, Florida, United States of America, herein represented by its President, Julius V. Jackson Sr., hereinafter referred to as the CONTRACTOR,

Approve and conclude the present CONTRACT FOR SUPPLY AND CONSTRUCTION OF 1000 affordable houses for employees of Customer at a cost not to exceed $__________ usd and 200 middle level houses at a cost not to exceed $__________ usd,      which will include the following Articles:

1.7

The objective of the present CONTRACT is to deliver CIF Port of Luanda, republic of Angola, material designated as Building materials for houses in containers of approx. 20’ or 40’as well as all other items needed for application of building of the houses at the premises of the CUSTOMER in Luanda Sul province, Republic of Angola.

1.8

The scope of the CONTRACT includes supply of work force for execution and management if the service;

1.9

Supply of goods and services referred to in the previous paragraph will comply with standards of quality set forth by the CUSTOMER, in tune with the proposal of the CONTRACTOR ref. (See Attached Proposal) which makes part of the CONTRACT.

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The CONTRACT is valid for a period of 24 (twenty four ) months from the time that customer turns over the lots for building the houses to the contractor, which can be extended for an equal period of time if none of the Parties renounces it by a simple written notice at least 30 days prior to the expiry date.

3.1

The CONTRACTOR will replace at his cost materials or services which might prove to be defective;

3.2

Should the CONTRACTOR  fail to make the necessary repair,  the CUSTOMER will take the necessary steps at his discretion, in which case all costs related to this replacement or repair will be born by the CONTRACTOR, provided that the solution found was most optimal from the economical point of view.

4.1

Appoint a representative plenipotentiary to take decisions on behalf of the CONTRACTOR  for all the questions related with the carrying out of the present CONTRACT;

4.2

Supply the necessary material to the port of Luanda, Republic of Angola, according to the timetable established by the CONTRACT, assuming all the costs of freight, insurance, packing, customs taxes and other possibly due under the legislation of the country of origin;

4.3

Notify the CUSTOMER immediately via fax or e-mail of the shipment of  Building products, remitting the shipment documents (the bill of lading and the invoice) and the respective CRF passed through BIVAC in the country of origin, as well as the transport company data,  the name of the ship and the date of departure;

4.4

Pack the equipment to maintain its integrity through handling and transportation, provide the packing list and identify the volumes marking them up with the following information in Portuguese and English languages:

➢

Consignee

➢

Seller

➢

Contract No.

➢

Package No.

➢

Gross Weight

➢

Net Weight

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Contrato SMC –

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[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

➢

Dimensions

4.5

Assume responsibility for the payment of salaries, daily allowances and overtime of its employees, including all social and labor contributions, health and life insurance, and insurance against accidents or any other costs that may be due under applicable laws of the country of origin and of the Republic of Angola.

4.6

Use all work force, tools and equipment that might be necessary for providing service in such volume and qualification not including transportation of materials from Luanda to Catoca.  Which ensures full compliance with the terms, quality requirements and guarantees established in this CONTRACT;

4.7

Assume responsibility for travel, transfer and accommodation expenses of its personnel outside Angola, as well as expenses related to the trip to/Luanda/ and from Luanda and all fees necessary for obtaining entry and exit visas at the country of origin.

4.8

Pay costs for private communication and personal use materials that the CUSTOMER may supply to the CONTRACTOR or to its employees.  These expenses shall be deducted in monthly installments according to the cost referring to the period of payment incurred;

4.9

Assume responsibility for any damage caused to the CUSTOMER  or third parties through the fault, incompetence or negligence of its personnel, even though while providing services included in the scope of this CONTRACT;

4.10

Comply with legislation and current internal norms and regulations of mining area, substituting any of its employees whose attitude might be considered inconvenient;

4.11

CONTRACTOR shall pay all costs incurred on the evacuation of its employees for health treatment abroad, as well as all medical treatment and conveyance costs;

4.12

Treat as confidential all documents and information of the CUSTOMER of which it might have knowledge unless indicated otherwise by the other Party;

4.13

The CUSTOMER will with hold the 5.25% of the value of all services provided in Angola as an advance payment of the Entrepreneurship tax established by the Law 7/97 of 10th of

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

October 1977.

5.1

Appoint a representative with control and management authority who will have a right to decide in the name of the CUSTOMER all questions related to the execution of the CONTRACT;

5.2

Pay in time all obligations under the present CONTRACT;

5.3

Assume all expenses related to import taxes and customs duties as well as transportation and insurance of the materials on route Luanda/Catoca;

5.4

Assume all expenses related to delays in returning containers to the Luanda Port terminal, if they indeed happen;

5.5

Ensure the acceptance and warehousing of equipment at Catoca;

5.6

The CUSTOMER will provide seats on its chartered flights Luanda/Catoca/Luanda for the CONTRACTOR ‘s technicians;

5.7

Provide accommodation, meals and transport at Catoca to the CONTRACTOR’s technicians within the scope of the CONTRACT’s objectives;

5.8

Make available transportation, access and movement of technicians and other personnel of the CONTRACTOR in the mining area during their stay at Catoca, as well as transportation of equipment;

5.9

Provide to the CONTRACTOR, at Catoca, the following tools, equipment and materials: Diesel Fuel, rock for base and other needs at the building pads, crane for unloading building materials and storage area for building materials.

The CUSTOMER will pay to the CONTRACTOR for supplying equipment and materials to the port of Luanda and providing services within the scope of the CONTRACT the total fixed and unalterable amount of USD $39,500,000.00, with the following breakdown:

6.1

500 houses of model “A” $_____________ USD

6.2

500 houses of model “B”

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Contrato SMC –

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[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

$_____________ USD

6.3

 200 houses of model “C” and “D” $_____________ USD

7.1

The CUSTOMER will pay to the CONTRACTOR the price agreed in the present CONTRACT  as follows:

7.1.1  If Contractor also completes the construction of the infrastructure, the financing of this contract and the  infrastructure can be combined and there will be no cost to the customer for this contract, as contractor will be able to finance both as a single contract.

7.1.2   If Contractor only builds the 1200 houses as a separate contract an advance payment of $__________ down payment within (14) day’s after execution of the contract will be required.  However when the houses are completed and employees takes responsibility of the house, the $__________ usd will be returned to customer on a percentage basis from the first four hundred houses occupied;

7.1.3  If Contractor only builds the 1200 houses as a separate contract, $__________ usd will need to be paid upon the signing of the financing agreement from Overseas Private Investment Corporation or other financing approval and closing.  The $__________ will be returned to the customer when the houses are completed and the employees take responsibility for the houses, on a percentage basis from the first 700 houses.

7.1.4  The monthly payment amount to complete paying for the house in 15 years unless other agreements are made shall be deducted from the payroll of the employees occupying the houses and guaranteed by customer.  If employee fails to pay and is determined to be in default, contractor may evict the employee or former employee and sell the house to another employee or outside person.  If eviction is necessary and costs are incurred to sell the house, the customer will pay any shortfall.

7.2

A copy of Bill of lading via fax or email will serve as official notification of loading the goods;

7.3

Confirmation of bank transfer in the CONTRACTOR’s account which will be additionally specified, will serve as a proof of

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

redemption of respective liabilities;

7.4

   All expenses related to bank transfer will be carried by the CUSTOMER.

8.1

The CONTRACTOR undertakes to deliver building materials and equipment required for constructing the first set of houses to be agreed upon by customer and contractor within 2 (two) months after the building lots are made available to the contractor by customer.  The remaining quantity will be supplied during the term of the contract in compliance with the timetable to be prepared by the Parties;

8.2

The CONTRACTOR undertakes to deliver the building materials and equipment to build the remaining houses within 24 (twenty four) months after the building lots are given to the contractor.

8.3

The date of shipment of goods in the port of origin, confirmed by the respective Bill of landing and communicated in writing or by telex by representative of the CONTRACTOR to the CUSTOMER, will be considered the date of delivery referred to in the paragraphs 8.1 and 8.2;

8.4

All the prices for supplying materials and equipment under this CONTRACT include cost of packaging and necessary protection for normal conditions of sea freight and storage at the port of origin;

8.5

Should the cargo be damaged or; lost while under responsibility of the CONTRACTOR, the later will compensate the loss to CUSTOMER, repaying the cost of lost cargo or replacing it;

8.6

All transported cargo (where applicable) will have its packaging numbered and will be accompanied with a Packing List which will contain, at least, name, dimensions and gross and net weight. Packing lists will be shipped in water-resistant envelopes.

The work subject to this CONTRACT will have duration of 24 (twenty

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

four ) months and will commence at least 30 days after arrival of materials in the CUSTOMER’s mining area at CATOCA, Lunda Sul Province, republic of Angola.  Before the work begins, the Parties will additionally determine a timetable for the whole period.

10.1

Should the CONTRACTOR fail to comply with the date of supplying the equipment as specified in the CONTRACT, it will pay the CUSTOMER a penalty of 0.2% (two tenth of a percent) of the corresponding debit balance for every week of delay;  the value of penalty  be limited by 7.5% (seven and a half percent) of the total contract value.

10.2

Should the CUSTOMER fail to comply with the time and terms of payment specified in Article 7 of the CONTRACT, he will pay to the CONTRACTOR a penalty of 0.2% (two tenth of a percent) per week of the overdue amount under condition that the CONTRACTOR would have fulfilled his obligations under the present CONTRACT; the value of penalty be limited by 7.50 seven and half percent) of the total CONTRACT value;

10.3

Should any of the parties, without a fair cause, cancel the CONTRACT or fail to fulfill its obligations, except occurrence of Force Majeure, it will indemnify the other Party the cost of resulting damage.

11.1

All information deemed confidential shall be identified and treated as such and may not be used for any other purpose other than that resulting from the contractual obligations;

11.2

The Parties are hereby obliged by the rules of confidentiality over this CONTRACT  for a period of 10 (ten) years pursuant to issuance of Terms of Acceptance , object of this CONTRACT;

11.3

All information of public knowledge or previously known by the parties and/or legal documentation shall not be considered as confidential;

11.4

The CONTRACTOR is prohibited to make statements to third Parties about the nature and course of work related to contracted services, except when requested by the CUSTOMER or with his approval.

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Besides the other obligations contained in the contract, it will be entire responsibility of the CONTRACTOR to obtain insurance for its representatives and personnel as well their actions towards third persons, equipment and materials which make part of the scope of the contract.

13.1

This CONTRACT may be rescinded, unilaterally, irrespective of notice, amendment or judicial ruling under the following conditions:

13.1.1

Repeated complaints, notifications, multiple warnings issued by the CUSTOMER, due to faulty services and/or defects specifically related to this CONTRACT.

13.1.2

Where any of the Parties transfers its contractual position without the prior consent of the other party.   Such consent cannot be denied without just cause.

13.2

A change of circumstances, conditions or legal situation, prevailing at the time of execution of the CONTRACT and recognized by both Parties, if the Parties failed to arrive to agreement as for adjustment to the new situation;

13.3

If any of the parties pretends to withdraw from the CONTRACT, it will have to give the other Party at least a 30 day notice and return everything received from the other Party prior to the rescission date.

Goods supplied under this contract will come along the following documentation:

Original Bill of Lading (B/L)

                                                1 copy

Copies of Bill of Lading (B/L)

                                            2  copies

Certificate of Origin

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

                  1 copy

Manufacturer’s Certificate of Warranty

                          1 copy

Packaging List

                                                                                  1 copy

Copy of Insurance Contract

                                                    1 copy

Copy of Inspection Certificate issued by BIVAC

  1 copy

Technical Documentation

                                                        1 copy

The CONTRACT may be dissolved irrespective of protest, judicial or extrajudicial notification or injunction of the defaulting party, besides cases provided for by law, in the following cases:

15.1

Where any of the Parties transfers its contractual position without the prior consent of the other Party;

15.2

Where the CONTRACTOR, due to its fault, delays the fulfillment of deadlines agreed upon between the Parties for more than 60 (Sixty) days, without written consent of the other Party;

15.3

Where the CUSTOMER or the CONTRATOR declared bankruptcy or filed for judicial bankruptcy composition;

15.4

Where the CUSTOMER defers in the payment of any installments due to the CONTRACTOR by virtue of this CONTRACT for more than 30 (thirty) days, without the respective written agreement of the CONTRACTOR;

15.5

Where, for reasons of Force Majeure, promptly communicated to the other Party, the CUSTOMER, and the CONTRACTOR is unable to fulfill their contractual obligations herein.

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The simple acts of tolerance of any the Parties, related to default in any of the contractual obligation by the other Party, shall neither in anyway, imply the renovation of this CONTRACT, nor the relinquishment of any of the rights or intentions that the CONTRACT  confers on such a Party.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

17.1

Any delay in fulfillment or default in any of the contractual obligations by any of the Parties shall not constitute a violation of this CONTRACT and shall be justified, if and in to the extent that they are caused by a Force Majeure situation;

17.2

“Force Majeure’ shall be understood to be all and any circumstance that us beyond the reasonable control of the part affected by it, including natural occurrences or natural disasters such as floods, earthquakes, lightning and storms, wars, declared or undeclared, sabotage, uprising, acts of public enemies or banditry, civil disturbance, illegal and organized absenteeism of employees from work, leading the stoppage of work, and acts of public authorities,, including legislative restrictions in issuing foreign worker permits which are illicit or outside the scope of their competence;

17.3

The Party that evokes the “Force Majeure” situation shall inform the other Party on such fact, in writing, within the shortest possible time, while simultaneously taking all reasonable measures, within their reach, to remove, prevent the spread or reduce the effects of the “Force Majeure”;

17.4

The default or delay period, together with the period needed to repair any damages during this delay or losses resulting from it, shall be added to the period set forth herein for fulfillment of the said obligation and for fulfillment of any obligation related to it, and, consequently, shall be added to the validity of the CONTRACT;

17.5

The interruption of activities or extension of the duration of the CONTRACT period due to “Force Majeure” situations, may involve the review of the relevant contractual provisions, with a view to re-establishing the conditions that guaranteed the initial balance of the CONTRACT in the technical, economic and financial areas;

17.6

Where, however, such “Force Majeure” or extension of the period of its duration requires the rescission of this CONTRACT, the CUSTOMER and the CONTRACTOR shall agree on the respective terms and conditions.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

18.1

All disputes and conflicts arising between the Parties on the validity, interpretation and application of the provisions of this CONTRACT, shall be resolved amicably, by mutual agreement;

18.2

Where there is no agreement, the issue shall be resolved in accordance with the reconciliation and Arbitration of the United Nations Commission on International Trade Law (UNCITRAL);

18.3

The applicable law will be effective law of the Republic of Angola;

18.4

Portuguese will be used as the language of legal proceedings;

18.5

Arbitration costs shall be borne by whoever and in whatever form as may be decided by the arbitration court;

18.6

The decision of the court shall be final and binding on the Parties involved and shall not be subject to appeal or review by any judicial authority.

This CONTRACT is made in Portuguese and English, being both languages equally valid for interpretation of the CONTRACT.

This CONTRACT shall enter into force on the date of its signature by both Parties.

In witness whereof the Parties set their hands hereto, in 5 (five copies of equal content, 3 (three) in Portuguese and 2 (two) in English, in the presence of the witnesses below, who for all legal purposes also set their hands hereto.

Lunda Sul, January    , 2008

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[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

JOSÉ MANUEL A, GANGA JÚNIOR	DAVID MISHAL
CATOCA MINING COMPANY

JULIUS V. JACKSON SR., PRESIDENT
MILLENNIUM GROUP WORLDWIDE, INC

1ST WITNESS	2ND WITNESS
WITNESSES

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

Attachment (Proposal)

Presented From:

Millennium Group Worldwide, Inc., (hereinafter referred to as “MGW”)

a corporation with the address of

2895 N. 10th Street, St. Augustine, Florida 32084, USA;

Presented To:

Sociedade Mineira de Catoca,  (hereinafter referred to as "Catoca”);

a corporation with the address of

Sector Talatona – Luanda Sul, Luanda and Saurimo, Lunda Sul, Angola

CONTRACT PROPOSAL

Millennium Group Worldwide, Inc. (MGW) submits this contract to Sociedade Mineira de Catoca, (Catoca) to build 1000 affordable employee housing units at a cost not to exceed, US$__________  and 200 mid-level employee housing units at a cost not to exceed US$_________ is pleased to submit the following proposal to build the infrastructure for the new town located between the Catoca Mine and the Town of Saurimo.  The community and housing development inclusive of horizontal and vertical construction will allow MGW to establish at least five indigenous Angolan owned businesses in the areas of actual construction, and building materials manufacturing and supply.

Responsibilities

As to Millennium Group Worldwide, Inc.  Provide the following:

Millennium Group Worldwide, Inc. will provide all labor, equipment and materials to complete the building of the affordable 1000 houses and the middle level 200 houses.

Housing proposal:

MGW will use, to the maximum extent possible, indigenous materials for the construction of the houses.  The intent is to build houses of two types in the affordable range.  Model “A” will be a detached single family affordable unit with a minimum of 80 m2 3br/2baths and model at a cost of US$___________.  Model  “B” will be a double

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Contrato SMC –

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[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

unit with a minimum of 80m2 and will cost US$22,000.00  each side, 3br/1bath.  Each unit will have solar power to reduce the reliance on the national power grid.  MGW will propose an alternate system that can tie all of the houses in the village together and feed excess power into the national power grid.

Mid-level Housing will have  Model “C” as a single family detached unit with three bedrooms and 2 bathrooms with a garage and will have a total of a minimum of 150m2 and will cost US$___________  and Model “D” as a single family detached unit with four bedrooms and 2 bathrooms and will have a total minimum area of 140m2 and will cost US$___________.

The purchaser and MGW will mutually agree on strategies for maximizing the value for the funds available for house payments.  MGW’s executives and board members have over 100 years of collective experience in the affordable and work force housing areas.  We believe we are uniquely suited for this project.

Total Housing construction Cost:

 US$______________________

MGW will finance the project with Catoca contributing the land with lots prepared for building houses including, water, sewer and electric connections to the building site and a guarantee against default by the buyer.  MGW will provide the financing.

Endnotes

ARTICLE 1. CONTRACT OBJECTIVE

ARTICLE 2. TERMS OF THE CONTRACT

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

ARTICLE 3. WARRANTIES

ARTICLE 4. OBLIGATIONS OF THE CONTRACTOR

ARTICLE 5. OBLIGATION OF THE CUSTOMER

ARTICLE  6. PRICE AND TOTAL VALUE OF THE CONTRACT

ARTICLE   7.  TERMS OF PAYMENT

ARTICLE  8. TERMS AND TIME OF DELIVERY

ARTICLE  9. DURATION OF WORK

ARTICLE  10. PENALTIES

ARTICLE  11. CONFIDENTIALITY

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

ARTICLE   12.  INSURANCE

ARTICLE   13.  RESCISSION

ARTICLE   14.  CONTRACT DOCUMENTATION

ARTICLE   15.  DISSOLUTION

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

ARTICLE   16.  TERMINATION

ARTICLE   17.  FORCE MAJEURE

ARTICLE   18.  ARBITRATION

ARTICLE   19.  CONTRACT LANGUAGE

ARTICLE   20.  ENTRY INTO FORCE

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